Exhibit 99.1

SoFi Updates 2022 Annual Guidance to Reflect Latest Extension of Federal Student Loan Payment Moratorium
SAN FRANCISCO, Calif. - April 6, 2022 - SoFi Technologies, Inc. (NASDAQ: SOFI) today announced updated guidance for its anticipated full-year 2022 financial results following President Biden’s directive to extend the federal student loan payment moratorium from May 1, 2022 until August 31, 2022. Management now expects that a number of factors including the impending fall midterm elections will precipitate a likely seventh extension beyond August 2022 by the Administration. Accordingly, Management’s updated 2022 guidance assumes that the student loan moratorium will not in fact end during the course of 2022.
SoFi’s updated Adjusted Net Revenue and Adjusted EBITDA guidance for full-year 2022 is $1.47 billion and $100 million, respectively, a reduction from previous guidance of $1.57 billion and $180 million, respectively.
SoFi maintains its original guidance of $280-285 million Adjusted Net Revenue and $0-5 million Adjusted EBITDA for the first quarter of 2022.
“SoFi remains incredibly well positioned to drive continued strong growth in revenue, members and products, along with continued and improving profitability, despite the fact that our student loan refinancing business has operated at less than 50% of pre-COVID levels for the last two years,” said Anthony Noto, CEO of SoFi. "Even with the assumption of no end to the moratorium in 2022, our new full year 2022 financial guidance represents approximately 45% year-over-year Adjusted Net Revenue growth to $1.47 billion, a tripling of Adjusted EBITDA to $100 million, and a doubling of margins. SoFi has done an outstanding job achieving record financial results, member and product growth and consistent profitability, despite the negative impact of the extended student loan payment moratorium. We will work diligently to continue that trend in 2022.”

Cautionary Statement Forward-Looking Statements
This Press Release contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding our expectations for first quarter 2022 and full year 2022 Adjusted Net Revenue and Adjusted EBITDA, our expectations regarding the expiration of the federal student loan payment moratorium and the impact on our business of the extension of the moratorium. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Press Release, words such as “anticipate”, “assume”, “continue”, “estimate”, “expect”, “guidance”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements represent our current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements, and there can be no assurance that future developments affecting us will be those that we have anticipated. Among those risks and uncertainties are our ability to achieve and maintain profitability in the future; the impact on our business of the regulatory environment and

Exhibit 99.1

complexities with compliance related to such environment, including any further extension of the moratorium on federal student loan payments; our ability to respond to general economic conditions, including if student loan refinance origination volumes do not normalize to pre-COVID levels in 2022; our ability to realize the anticipated benefits of SoFi Bank; the possibility that the anticipated benefits of the Technisys transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, integration or as a result of changes in economic or market environments and competitive factors; and other risks relating to our business, including those described in periodic reports that we file from time to time with the Securities and Exchange Commission. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements.

Non-GAAP Financial Measures
This press release presents information about our Adjusted Net Revenue and Adjusted EBITDA, which are non-GAAP financial measures provided as supplements to the results provided in accordance with accounting principles generally accepted in the United States (GAAP). We use Adjusted Net Revenue and Adjusted EBITDA to evaluate our operating performance, formulate business plans, help better assess our overall liquidity position, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Accordingly, we believe that Adjusted Net Revenue and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management. These non-GAAP measures are presented for supplemental informational purposes only, have limitations as analytical tools, and should not be considered in isolation from, or as a substitute for, the analysis of other GAAP financial measures, such as total net revenue and net income (loss). Other companies may not use these non-GAAP measures or may use similar measures that are defined in a different manner. Therefore, SoFi's non-GAAP measures may not be directly comparable to similarly titled measures of other companies.
Forward-looking non-GAAP financial measures are presented without reconciliations to GAAP measures because the GAAP financial measures are not accessible on a forward-looking basis and reconciling information is not available without unreasonable effort due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.

About SoFi
SoFi helps people achieve financial independence to realize their ambitions. Our products for borrowing, saving, spending, investing and protecting give our over three and a half million members fast access to tools to get their money right. SoFi membership comes with the key essentials for getting ahead, including career advisors and connection to a thriving community of ambitious people. SoFi is also the naming rights partner of SoFi Stadium, home of the Los Angeles Chargers and the Los

Exhibit 99.1

Angeles Rams. For more information, visit SoFi.com or download our iOS and Android apps.

Availability of Other Information About SoFi
Investors and others should note that we communicate with our investors and the public using our website (www.sofi.com), the investor relations website (https://investors.sofi.com), and on social media (Twitter and LinkedIn), including but not limited to investor presentations and investor fact sheets, Securities and Exchange Commission filings, press releases, public conference calls and webcasts. The information that SoFi posts on these channels and websites could be deemed to be material information. As a result, SoFi encourages investors, the media, and others interested in SoFi to review the information that is posted on these channels, including the investor relations website, on a regular basis. This list of channels may be updated from time to time on SoFi’s investor relations website and may include additional media channels. The contents of SoFi’s website or these channels, or any other website that may be accessed from its website or these channels, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

CONTACTS
SoFi Investors:
Andrea Prochniak
aprochniak@sofi.com
Media:
Rachel Rosenzweig
rrosenzweig@sofi.com

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